UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2020

Intellicheck, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15465	11-3234779
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Broad Hollow Road, Suite B51, Melville, NY 11747

(Address of principal executive offices) (Zip code)

(516) 992-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	IDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2020 Intellicheck, Inc. (the “Company”) held its Annual Stockholders Meeting (the “Annual Meeting”) virtually at www.virtualshareholdermeeting.com/IDN2020.

At the Annual Meeting, the Company’s stockholders: (i) elected Lieutenant General Emil R. Bedard, Jack A. Davis, William P. Georges, Dylan Glenn, Bryan Lewis, Amelia L. Ruzzo, Guy L. Smith and David E. Ullman to serve as directors for one-year terms or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of EisnerAmper, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020; (iii) approved an amendment to the Company’s 2015 Omnibus Incentive Plan increasing the total number of shares of Common Stock available for issuance by 500,000 from 3,500,000 to 4,000,000; (iv) approved the advisory vote to approve the compensation of our named executive officers and (v) approved the frequency of future advisory votes to approve of executive compensation for one year.

The following tables show the number of votes cast for or against and the number of abstentions with respect to each matter, as applicable:

1.	Election of directors:

	For	Withhold	Broker Non-Vote
(1) Lieutenant General Emil R. Bedard	8,279,506	987,782	4,014,444
(2) Jack A. Davis	8,297,615	969,673	4,014,444
(3) William P. Georges	8,335,349	931,939	4,014,444
(4) Bryan Lewis	9,240,334	26,954	4,014,444
(5) Amelia L. Ruzzo	9,189,200	78,088	4,014,444
(6) Guy L. Smith	9,201,159	66,129	4,014,444
(7) David E. Ullman	9,185,951	81,337	4,014,444
(8) Dylan Glenn	9,239,581	27,707	4,014,444

2.	Ratify the appointment of EisnerAmper, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020.

For	Against	Abstain
13,254,513	22,580	4,639

3.	Approve an amendment to Intellicheck’s 2015 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Vote
9,107,841	142,284	17,163	4,014,444

4.	Advisory vote to approve the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Vote
9,121,428	124,814	21,046	4,014,444

5. Advisory vote to approve the frequency of future advisory votes to approve of executive compensation.

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
293,382	182,309	8,772,401	19,196	4,014,444

Based on the foregoing, the Company will hold advisory votes to approve executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 14, 2020	INTELLICHECK, INC.

	By:	/s/ Bill White
Bill White
Chief Financial Officer, Chief Operating Officer